Exhibit 99.1

Clayton, Dubilier & Rice to Invest in CHC Group

•	Represents Significant Step to Strengthen CHC’s Balance Sheet

•	Investment Supports CHC’s View of Robust Opportunity From Offshore Oil-and-Gas E&P

•	Lower Leverage, World-Class Safety and Operations, Enable Higher Value for Customers

•	CHC Reiterates Fiscal 2015 Revenue and EBITDAR[1] Guidance; Updates Cash Flow Targets

•	CD&R Operating Partner John Krenicki, Former GE Energy Executive, to Become CHC Chairman

•	CHC to Hold Related Conference Call on Friday Aug. 22

August 21, 2014 – Vancouver, British Columbia, Canada and New York – CHC Group Ltd. (NYSE: HELI) and Clayton, Dubilier & Rice (CD&R) today announced they have entered into definitive agreements for CD&R managed funds to invest $500 million in CHC through the purchase of convertible preferred shares to be issued in a private placement. As part of the transaction, CHC also intends to pursue a $100 million rights offering of the convertible preferred shares to existing shareholders. CD&R has agreed to purchase convertible preferred shares, if any are not purchased in the rights offering, which could bring CD&R’s total investment amount up to an aggregate of $600 million.
According to William Amelio, CHC’s president and chief executive officer, the CD&R investment enables CHC to substantially strengthen its balance sheet, one of CHC’s financial priorities.
“The additional equity from issuing preferred stock will give us the financial flexibility to reduce leverage, enhance long-term operating and free cash flow, and deliver even greater value to customers,” said Mr. Amelio. “Based on CD&R’s strong track record of being a supportive strategic partner, we look forward to working closely with the firm to capitalize on market opportunities and drive enhanced shareholder value.”
CHC Helicopter is a leading global provider of offshore flying services to the global oil-and-gas industry, utilizing one of the industry’s largest fleets of heavy and medium commercial helicopters from approximately 70 bases on six continents. The company also flies search-and-rescue and emergency-medical missions for oil and gas companies, government agencies and other customers. CHC’s Heli-One segment is the leading independent global commercial provider of helicopter maintenance, repair and overhaul services, to CHC’s own fleet as well as for third-party customers.
“Our leadership in safely flying in some of the world’s most remote and challenging regions – and promoting even higher levels of overall industry safety – is well-established,” said Mr. Amelio. “And we believe that our team is redefining world-class operations in our industry.
CHC, which has approximately 4,500 full-time employees, reported $1.8 billion in total revenue and EBITDAR of $471 million for its fiscal year 2014, which ended April 30.
“We are pleased to be investing in an industry leader and playing a constructive role to make sure CHC can capitalize fully on the favourable trends in the energy services sector, including oil-and-gas exploration and production continuing to move farther into deepwater and ultra-deepwater locations”, said Nathan Sleeper, a CD&R partner. “CHC’s proven capabilities line up extremely well with this.”
Upon closing of the transaction, CD&R Operating Partner John Krenicki, a former vice chairman of General Electric and president and chief executive officer of GE Energy, will become chairman of the board of CHC. CD&R will also appoint three additional members to CHC’s board.

Exhibit 99.1

“CHC’s ability to serve its customers globally and its record of safety, reliability and aircraft availability set it apart from other companies,” said Mr. Krenicki. “We are excited about the opportunity to work with management to continue this focus on safety and customer service and to build on the company’s strong competitive position.”

CHC plans to use proceeds from the investment primarily to reduce debt and other fixed charges. A portion of the proceeds is expected to be used to redeem $105 million of senior unsecured notes and $130 million of senior secured notes, plus associated premiums.
CHC said remaining proceeds will be used to optimize the mix of owned versus leased aircraft, to further reduce debt opportunistically and for other general corporate purposes. Once the full investment of $600 million is deployed, CHC projects it will generate approximately $50 million to $60 million in annualized incremental free cash flow, on a pro-forma basis beyond previous estimates.
CD&R will have a 45-percent ownership position in CHC Group on an as-converted, pro-forma basis, based on a $500 million investment and prior to the rights offering. This percentage could decrease or increase depending on participation of existing shareholders in the rights offering. First Reserve Corporation and its affiliates, which purchased CHC in 2008, would retain approximately 29-percent ownership in CHC, on a pro-forma basis.

The preferred shares will initially be convertible into CHC ordinary shares at $7.50 per share, subject to accretion of 25 basis points per quarter, until the eighth anniversary of the closing date.  The conversion will occur automatically (i) from the second to the eighth anniversary if CHC's stock price trades at or above 175 percent of the then conversion price for 30 consecutive trading days and (ii) after the eighth anniversary if the average of CHC‘s stock price trades at or above the then conversion price for 10 consecutive trading days.
The conversion can also occur at CD&R’s option at any time and at CHC’s option (i) after the eighth anniversary at the then current market price and (ii) after the 15th anniversary at the greater of (a) the then current market price and (b) 50 percent of the then conversion price.  Notwithstanding the foregoing, the aggregate ordinary shares issued upon conversion of preferred shares held by any holder and its affiliates may not exceed 49.9 percent of the total ordinary shares outstanding immediately after such conversion and, for each ordinary share not issued due to this limitation, the holder will receive a non-voting ordinary share.
Dividends will be payable quarterly at an 8.5-percent per annum rate – in-kind prior to the second anniversary of the transaction, and in cash or in-kind at the election of CHC thereafter, along with any dividends on the ordinary shares, determined on an as converted basis.
The transaction is expected to close by the end of calendar 2014 and is subject to approval by CHC shareholders, regulatory approvals and other conditions. Full terms and conditions of the transaction, including the forms of the definitive agreements, will be filed by CHC with the U.S. Securities and Exchange Commission (SEC).

CHC engaged Morgan Stanley as placement agent for the transaction and Evercore Partners as financial advisor and to render a fairness opinion. Debevoise & Plimpton LLP acted as legal advisor to CD&R and Simpson Thacher & Bartlett LLP represented CHC.

Exhibit 99.1

In announcing the investment agreement, CHC reiterated its guidance – first provided in early July – for full-year fiscal-2015 gross revenue to increase at a mid to high single-digit rate, and for EBITDAR during the same period to rise at a high single- to low double-digit rate. The company is targeting fiscal 2015 first quarter gross revenue to be up in the high single to low double digit range year over year and for EBITDAR to be roughly flat. The company will provide any updates to guidance after the transaction closes.

Details of Conference Call
On Friday, August 22, CHC Helicopter’s President and CEO, William Amelio and Joan Hooper, the company’s chief financial officer will hold a conference call at 8:30 a.m. Eastern Time to explain the transaction. The call will be available via webcast at www.chc.ca/presentations. Presentation materials accompanying the conference call will be posted to the same website before the call begins. Analysts only are invited to dial into and register for the call via 877-407-9210 (toll free), or +1-201-689-8049 (international) using conference ID 13589734.
About CHC
CHC Helicopter is a leader in enabling customers to go further, do more and come home safely, including oil and gas companies, government search-and-rescue agencies and organizations requiring helicopter maintenance, repair and overhaul services through the Heli-One segment. The company operates about 230 aircraft in approximately 30 countries around the world.

About Clayton, Dubilier & Rice
Founded in 1978, Clayton, Dubilier & Rice is a private equity firm with an investment strategy predicated on producing financial returns through building stronger, more profitable businesses. CD&R manages approximately $21 billion on behalf of its investors and since inception has acquired 62 businesses with an aggregate transaction value of more than $90 billion. For more information, please visit www.cdr-inc.com.

1Adjusted EBITDAR excluding special items is calculated as net earnings (loss) before interest, taxes, depreciation, amortization and helicopter lease and associated costs, restructuring costs, asset impairments, gain (loss) on disposal of assets, goodwill impairment and special items. All references to EBITDAR in this release represent “adjusted EBITDAR excluding special items.”

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Cautionary Note on Forward-Looking Statements
This press release contains forward-looking statements and information within the meaning of certain securities laws, including the “safe harbor” provision of the United States Private Securities Litigation Reform Act of 1995, the United States Securities Act of 1933, as amended, the United States Securities Exchange Act of 1934, as amended and other applicable securities legislation. All statements, other than statements of historical fact included in this press release regarding the benefits of the transactions, as well as our strategy, future operations, projections, conclusions, forecasts, fiscal year 2015 guidance and other statements are “forward-looking statements”. While these forward-looking statements represent our best current judgment, actual results could differ materially from the conclusions, forecasts or projections contained in the forward-looking statements. Certain material factors or assumptions were applied in drawing a conclusion or making a forecast or projection in the forward-looking information contained herein. Such factors include: our ability to obtain the approval of the transaction by our

Exhibit 99.1

shareholders; the ability to obtain governmental approvals of the transaction or to satisfy other conditions to the transaction on the proposed terms and timeframe; the possibility that the transaction does not close when expected or at all, or that CHC may be required to modify aspects of the transaction to achieve regulatory approval; the ability to realize the expected reduction of debt and interest expense from the transaction in the amounts or in the timeframe anticipated, as well as competition in the markets we serve, our ability to secure and maintain long-term support contracts, our ability to maintain standards of acceptable safety performance, political, economic, and regulatory uncertainty, problems with our non-wholly owned entities, including potential conflicts with the other owners of such entities, exposure to credit risks, our ability to continue funding our working capital requirements, risks inherent in the operation of helicopters, unanticipated costs or cost increases associated with our business operations, exchange rate fluctuations, trade industry exposure, inflation, ability to continue maintaining government issued licenses, necessary aircraft or insurance, loss of key personnel, work stoppages due to labor disputes, and future material acquisitions or dispositions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual outcomes may vary materially from those indicated. The Company disclaims any intentions or obligations to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Please refer to our annual report on Form 10-K and quarterly reports on Form 10-Q, and our other filings, in particular any discussion of risk factors or forward-looking statements, which are filed with the SEC and available free of charge at the SEC’s website (www.sec.gov), for a full discussion of the risks and other factors that may impact any estimates or forward-looking statements made herein.

This press release may be deemed to be solicitation material in respect of the proposed private placement of convertible preferred shares of CHC Group Ltd. In connection with the proposed transaction, CHC Group Ltd. plans to file a proxy statement with the SEC. INVESTORS AND SECURITY HOLDERS OF CHC GROUP LTD. ARE ADVISED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THOSE DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The final proxy statement will be mailed or otherwise made available to shareholders of CHC Group Ltd. Investors and security holders may obtain a free copy of the proxy statement, when it becomes available, and other documents filed by CHC Group Ltd. with the SEC, at the SEC's web site at http://www.sec.gov or at the Company’s website at http://www.chc.ca. Free copies of the proxy statement, when it becomes available, and CHC Group Ltd.’s other filings with the SEC may also be obtained from CHC Group Ltd by directing a written request to CHC Group Ltd. at 190 Elgin Avenue, George Town, Grand Cayman, KY1-9005, Cayman Islands, Attention: Investor Relations or by contacting the same at +1 (914) 485-1150.

CHC Group Ltd. expects to undertake a rights offering during the period beginning at the signing of the definitive agreements and ending ninety (90) days after the first closing of the sale of the convertible preferred shares by filing of a registration statement relating to the rights offering. CHC Group Ltd. will complete the sale of convertible preferred shares in the rights offering in accordance with applicable law and the terms stated in the registration statement. The rights offering will be made only by means of a prospectus filed as part of a registration statement. The Company has not yet filed the registration statement relating to the rights offering with the SEC. This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities in the rights offering. If you are a shareholder as of the record date for the rights offering, which will be determined following the extraordinary general meeting of shareholders, you will receive a prospectus relating to the rights offering and related offering

Exhibit 99.1

materials following the effectiveness of the registration statement. Those materials will describe in detail the procedures for participation in the rights offering.

CHC Group Ltd. and its directors, executive officers and certain other members of its management and employees may be deemed to be soliciting proxies from CHC Group Ltd.’s shareholders in favor of the proposed transaction. Information regarding CHC Group Ltd.’s directors and executive officers is available in its proxy statement for its 2014 annual general meeting of shareholders, which was filed with the SEC on July 30, 2014. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC when they become available.

The convertible preferred shares offered to CD&R will not be or have not been registered under the United States Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Non-GAAP Financial Measures
This press release includes references to non-GAAP financial measures, including Adjusted EBITDAR and free cash flow that are not required by, or presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are not performance measures under GAAP and should not be considered as alternatives to any performance or liquidity measures derived in accordance with GAAP. In addition, these measures may not be comparable to similarly titled measures of other companies. CHC has provided a reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure and has presented a detailed discussion of its reasons for including non-GAAP financial measures and the limitations associated with those measures as part of the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained in our Annual Report on Form 10-K. CHC encourages investors to review the reconciliation and the non-GAAP discussion in conjunction with our presentation of these non-GAAP financial measures.

Contact Information
INVESTORS
Lynn Antipas Tyson
Vice President, Investor Relations
+1.914.485.1150
lynn.tyson@chc.ca

MEDIA
T.R. Reid
Vice President, Global Communications
+1.512.869.9094
t.r.reid@chc.ca